Huttig Building Products, Inc. Announces Third Quarter 2015 Results, Third Quarter Operating Income Increases 52% to $6.4 Million

ST. LOUIS, MO -- (Marketwired - October 28, 2015) - Huttig Building Products, Inc. ("Huttig") (NASDAQ: HBP), a leading domestic distributor of millwork, building materials and wood products, today reported financial results for the third quarter ended September 30, 2015.

Jon Vrabely, President and CEO, stated, "We are pleased with the continued improvement in our financial performance achieved in the third quarter. This represents our 18th consecutive quarter of year over year improved performance, excluding unusual items. We were successful in growing our revenue, gross profit, and earnings while continuing to invest in our strategic initiatives to accelerate profitable revenue growth and continued improved financial performance. In the third quarter, we released $21.7 million of our valuation allowance related to our net deferred tax assets demonstrating our confidence that we will realize a substantial portion of our net operating loss (NOL) carryforwards in future years. In addition, our final remedial action work plan related to the Missoula, Montana property was approved by the Montana Department of Environmental Quality and we anticipate implementing the plan and commencing field work this year."

                    SUMMARY OF THIRD QUARTER 2015 RESULTS
                                 (unaudited)
                    (In Millions, Except Per Share Data)

                                          Three Months Ended September 30,
                                         ----------------------------------
                                               2015              2014
                                         ----------------  ----------------
Net sales                                $  181.7   100.0% $  174.5   100.0%
Gross margin                                 37.2    20.5%     33.9    19.4%
Operating expenses                           30.8    17.0%     29.7    17.0%
Operating income                              6.4     3.5%      4.2     2.4%
Income from continuing operations            23.2    12.8%      3.6     2.1%
Net income                                   20.5    11.3%      3.5     2.0%
Income from continuing operations per
 share - basic and diluted                   0.92              0.14
Income per share - basic and diluted         0.82              0.14

Operating Summary

--  Net sales in the third quarter of 2015 were $181.7 million, representing a 4% increase over net sales of $174.5 million for the prior year's third quarter.

--  Operating income in the third quarter of 2015 was $6.4 million, representing a 52% increase over operating income of $4.2 million for the prior year's third quarter.

--  Adjusted EBITDA was $7.6 million in the third quarter of 2015, representing a 43% increase over Adjusted EBITDA of $5.3 million for the prior year's third quarter.

--  Total available liquidity was $71.2 million at September 30, 2015, representing a 26% increase over total liquidity of $56.4 million at
    September 30, 2014.

--  Income tax benefit was $17.4 million in the third quarter of 2015 as a result of the release of a significant portion of Huttig's valuation allowance related to federal and certain state NOL carryforwards that are more likely than not to be realized. No income tax expense or benefit was recognized in 2014.

--  Income from continuing operations was $23.2 million in the third quarter of 2015 compared to $3.6 million for the prior year's third quarter.

--  Net income in the third quarter of 2015 was $20.5 million compared to
    $3.5 million in the prior year quarter. Third quarter net income included after tax charges from discontinued operations of $2.7 million in 2015 compared to $0.1 million in the prior year's quarter. The charge in the third quarter of 2015 resulted primarily from a change in the estimated liability associated with the Missoula, Montana environmental remediation accrual.

Balance Sheet

At September 30, 2015, Huttig reported $2.8 million of cash plus $68.4 million of availability under its credit facility for total available liquidity of $71.2 million. At September 30, 2014, Huttig reported $0.9 million of cash plus $55.5 million of availability under its credit facility for total available liquidity of $56.4 million. Total bank debt declined to $65.8 million at September 30, 2015 from $74.3 million at September 30, 2014.

About Huttig

Huttig, currently in its 130th year of business, is one of the largest domestic distributors of millwork, building materials and wood products used principally in new residential construction and in home improvement, remodeling and repair work. Huttig distributes its products through 27 distribution centers serving 41 states. Huttig's wholesale distribution centers sell principally to building materials dealers, national buying groups, home centers and industrial users, including makers of manufactured homes.

Forward-Looking Statements

This press release contains forward-looking information as defined by the United States Private Securities Litigation Reform Act of 1995. This information presents management's expectations, beliefs, plans and objectives regarding future financial performance, and assumptions or judgments concerning such performance. Any discussions contained in this press release, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties. Factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information, include, but are not limited to, changes relating to future financial performance, the housing market, distribution channels, sales, supplier relationships, inventory levels, the ability to meet customer needs, competitive posture, obligations with respect to environmental remediation (including remediation of the Montana site in accordance with regulatory requirements and with costs estimates), deterioration in our relationship with our unionized employees, including work stoppages or other disputes, and the financial impact of litigation or contingencies. Other important factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information, include, but are not limited to those detailed in Huttig's Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission and in other reports filed by Huttig with the Securities and Exchange Commission from time to time.

Non-GAAP Financial Measures

Huttig supplements its reporting of net income with non-GAAP measurement of Adjusted EBITDA. This supplemental information should not be considered in isolation or as a substitute for GAAP measures.

Huttig defines Adjusted EBITDA as net income adjusted for interest, income taxes, depreciation and amortization and other special significant items as listed in the table below.

Huttig presents Adjusted EBITDA because it is a primary measure used by management, and by similar companies in the industry, to evaluate operating performance and Huttig believes it enhances investors' overall understanding of the financial performance of our business. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income as a measure of operating performance. Huttig compensates for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors affecting the business. Because not all companies use identical calculations, Huttig's presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

Adjusted EBITDA (unaudited)

The following table presents a reconciliation of net income, the most directly comparable financial measure under GAAP, to Adjusted EBITDA for the periods presented (in millions):

                                 Three Months Ended      Nine Months Ended
                                    September 30,          September 30,
                               ---------------------- ----------------------
                                  2015        2014       2015        2014
                               ----------  ---------- ----------  ----------
Net income                     $     20.5  $      3.5 $     25.6  $      2.7
Discontinued operations               2.7         0.1        3.1         3.5
Interest expense, net                 0.6         0.6        1.7         1.9
Income tax benefit                  (17.4)          -      (17.4)          -
Depreciation and amortization         0.7         0.8        2.2         2.3
Stock compensation expense            0.5         0.3        1.3         1.0
Gain on disposal of assets              -           -       (0.4)          -
                               ----------  ---------- ----------  ----------
Adjusted EBITDA                $      7.6  $      5.3 $     16.1  $     11.4
                               ==========  ========== ==========  ==========

               HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
              CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                (unaudited)
                    (In Millions, Except Per Share Data)

                                              Three Months     Nine Months
                                                  Ended           Ended
                                              September 30,   September 30,
                                             --------------  --------------
                                              2015    2014    2015    2014
                                             ------  ------  ------  ------
Net sales                                    $181.7  $174.5  $504.2  $478.5
Cost of sales                                 144.5   140.6   402.9   384.6
                                             ------  ------  ------  ------
  Gross margin                                 37.2    33.9   101.3    93.9
Operating expenses                             30.8    29.7    88.7    85.8
Gain on disposal of assets                        -       -    (0.4)      -
                                             ------  ------  ------  ------
  Operating income                              6.4     4.2    13.0     8.1
Interest expense, net                           0.6     0.6     1.7     1.9
                                             ------  ------  ------  ------
Income from continuing operations before
 income taxes                                   5.8     3.6    11.3     6.2
Income tax benefit                            (17.4)      -   (17.4)      -
                                             ------  ------  ------  ------
Income from continuing operations              23.2     3.6    28.7     6.2
Loss from discontinued operations, net of
 taxes                                         (2.7)   (0.1)   (3.1)   (3.5)
                                             ------  ------  ------  ------
Net income                                   $ 20.5  $  3.5  $ 25.6  $  2.7
                                             ======  ======  ======  ======

Net income from continuing operations per
 share - basic and diluted                   $ 0.92  $ 0.14  $ 1.14  $ 0.25
Net loss from discontinued operations per
 share - basic and diluted                   $(0.11) $    -  $(0.13) $(0.15)
Net income per share - basic and diluted     $ 0.82  $ 0.14  $ 1.02  $ 0.11

Weighted average shares outstanding:
  Basic shares outstanding                     24.1    23.6    24.1    23.5
  Diluted shares outstanding                   24.1    23.6    24.1    23.5

               HUTTIG BUILDING PRODUCTS, INC. AND S UBSIDIARY
                    CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (unaudited)
                                (In Millions)

                                             September  December   September
                                                30,        31,        30,
                                               2015       2014       2014
                                            ---------- ---------- ----------
ASSETS
CURRENT ASSETS:
  Cash and equivalents                      $      2.8 $      0.5 $      0.9
  Trade accounts receivable, net                  74.1       48.9       71.1
  Inventories                                     71.0       67.4       70.6
  Other current assets                             6.2        7.8        7.0
                                            ---------- ---------- ----------
    Total current assets                         154.1      124.6      149.6
                                            ---------- ---------- ----------

PROPERTY, PLANT AND EQUIPMENT:
  Land                                             4.3        4.3        4.3
  Buildings and improvements                      26.4       25.4       25.2
  Machinery and equipment                         37.2       36.0       35.5
                                            ---------- ---------- ----------
    Gross property, plant and equipment           67.9       65.7       65.0
  Less accumulated depreciation                   50.2       48.8       48.2
                                            ---------- ---------- ----------
    Property, plant and equipment, net            17.7       16.9       16.8
                                            ---------- ---------- ----------

OTHER ASSETS:
  Goodwill                                         6.3        6.3        6.3
  Other                                            1.8        2.2        2.3
  Deferred income taxes                           24.5        8.0        7.5
                                            ---------- ---------- ----------
    Total other assets                            32.6       16.5       16.1
                                            ---------- ---------- ----------
TOTAL ASSETS                                $    204.4 $    158.0 $    182.5
                                            ========== ========== ==========

                HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
                    CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (unaudited)
                      (In Millions, Except Share Data)

                                             September  December  September
                                                30,       31,        30,
                                                2015      2014       2014
                                             --------- ---------  ---------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current maturities of long-term debt       $     0.7 $     1.3  $     0.6
  Trade accounts payable                          52.0      39.4       51.1
  Deferred income taxes                            5.2       8.0        7.5
  Accrued compensation                             6.0       4.0        4.3
  Other accrued liabilities                       13.0      13.4       13.4
                                             --------- ---------  ---------
    Total current liabilities                     76.9      66.1       76.9
                                             --------- ---------  ---------
NON-CURRENT LIABILITIES:
  Long-term debt, less current maturities         67.2      62.4       75.7
  Other non-current liabilities                    8.2       3.8        4.0
                                             --------- ---------  ---------
    Total non-current liabilities                 75.4      66.2       79.7
                                             --------- ---------  ---------

SHAREHOLDERS' EQUITY:
  Preferred shares: $.01 par (5,000,000
   shares authorized)                                -         -          -

  Common shares: $.01 par (50,000,000 shares
   authorized: 24,879,750; 24,556,536; and
   24,569,920 shares issued at September 30,
   2015, December 31, 2014 and September 30,
   2014, respectively)                             0.2       0.2        0.2
  Additional paid-in capital                      41.2      40.4       40.1
  Retained earnings (accumulated deficit)         10.7     (14.9)     (14.4)
                                             --------- ---------  ---------
    Total shareholders' equity                    52.1      25.7       25.9
                                             --------- ---------  ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $   204.4 $   158.0  $   182.5
                                             ========= =========  =========

                HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
               CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (unaudited)
                                (In Millions)

                                              Three Months     Nine Months
                                                  Ended           Ended
                                              September 30,   September 30,
                                             --------------  --------------
                                              2015    2014    2015    2014
                                             ------  ------  ------  ------
Cash Flows From Operating Activities:
  Net income                                 $ 20.5  $  3.5  $ 25.6  $  2.7
  Adjustments to reconcile net income to net
   cash provided by (used in) operating
   activities:
    Net loss from discontinued operations       2.7     0.1     3.1     3.5
    Depreciation and amortization               0.7     0.8     2.2     2.3
    Non-cash interest expense                   0.1     0.1     0.3     0.3
    Stock-based compensation                    0.5     0.3     1.3     1.0
    Deferred Taxes                            (19.3)      -   (19.3)      -
    Gain on disposal of assets                    -       -    (0.4)      -
    Changes in operating assets and
     liabilities:
      Trade accounts receivable                (2.1)   (1.7)  (25.6)  (26.8)
      Inventories                               5.2     6.8    (5.2)   (3.9)
      Trade accounts payable                   (1.7)   (0.9)   12.6    10.3
      Other                                     5.7     2.2     4.5     0.3
                                             ------  ------  ------  ------
    Total cash provided by (used in)
     operating activities                      12.3    11.2    (0.9)  (10.3)
                                             ------  ------  ------  ------
Cash Flows From Investing Activities:
  Capital expenditures                         (1.7)   (0.6)   (2.6)   (1.5)
  Proceeds from disposition of capital
   assets                                       0.1       -     2.5       -
                                             ------  ------  ------  ------
    Total cash used in investing activities    (1.6)   (0.6)   (0.1)   (1.5)
                                             ------  ------  ------  ------
Cash Flows From Financing Activities:
  (Payments) borrowings of debt, net          (10.4)  (13.2)    3.9    12.9
  Repurchase shares of common stock               -       -    (0.6)   (0.8)
                                             ------  ------  ------  ------
    Total cash (used in) provided by
     financing activities                     (10.4)  (13.2)    3.3    12.1
                                             ------  ------  ------  ------
Net increase (decrease) in cash and
 equivalents                                    0.3    (2.6)    2.3     0.3
Cash and equivalents, beginning of period       2.5     3.5     0.5     0.6
                                             ------  ------  ------  ------
Cash and equivalents, end of period          $  2.8  $  0.9  $  2.8  $  0.9
                                             ======  ======  ======  ======

For more information, contact:
Don Hake
investor@huttig.com